LEGG MASON GLOBAL TRUST, INC.

SUPPLEMENT DATED MARCH 26, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED MAY 1, 2011, AS SUPPLEMENTED, OF

LEGG MASON BATTERYMARCH INTERNATIONAL EQUITY TRUST

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2011, as supplemented on July 8, 2011, August 19, 2011, February 24, 2012 and March 26, 2012 and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2011, as supplemented on August 19, 2011, November 17, 2011 and March 26, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2010, are incorporated by reference into this Summary Prospectus.

The section titled “Management” of the fund’s Summary Prospectus and Prospectus is deleted and replaced with the following:

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Adviser: Batterymarch Financial Management, Inc.

Portfolio managers: Stephen A. Lanzendorf, CFA (Deputy Chief Investment Officer, Senior Portfolio Manager and Head of Batterymarch’s Developed Markets Team) and Charles Lovejoy, CFA (a Director and Senior Portfolio Manager on Batterymarch’s Developed Markets Team), have been portfolio managers of the fund since January 2011 and February 1995, respectively.

The sub-section labeled “Portfolio managers” under the section titled “More on management” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers

At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution. Batterymarch’s Developed Markets Team manages this fund. Members of the investment team may change from time to time.

Stephen A. Lanzendorf and Charles F. Lovejoy have leadership responsibility for the day-to-day management of the fund. They are responsible for the strategic oversight of the fund’s investments. Their focus is on portfolio structure, and they are primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions and Batterymarch’s current investment strategies.

Mr. Lanzendorf, CFA, is a Deputy Chief Investment Officer, Senior Portfolio Manager and Head of Batterymarch’s Developed Markets Team and has 26 years of investment experience. He joined Batterymarch in 2006. Mr. Lanzendorf was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

Mr. Lovejoy, CFA, is a Director and Senior Portfolio Manager on Batterymarch’s Developed Markets team and has 30 years of investment experience. Mr. Lovejoy has been a member of the Batterymarch international team (now included in the Developed Markets Team) since joining the firm in 1992. He has a B.S. from Tufts University.

Portfolio managers are responsible for maintaining and enhancing Batterymarch’s proprietary models, including factor research, development and testing.

Each portfolio manager has coverage responsibility for specific countries/regions within the investment universe as well as cross-responsibilities in other regions to ensure knowledgeable coverage at all times. As a risk control measure, portfolio managers review every trade prior to execution. They have the discretion to modify an individual trade if there hasn’t yet been time to incorporate significant, fast-breaking information into the data used in making the investment decision.

The fund’s SAI provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the fund.

This supplement should be retained with your Summary Prospectus and Prospectus for future reference.

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